Exhibit 10.9

EXECUTION VERSION

FIFTH AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of November 30, 2018 (this “Amendment”), is entered into by and among COOPER RIVER LLC, a Delaware limited liability company, as borrower (the “Borrower”), the LENDERS party hereto, CITIBANK, N.A. (“Citibank”), as administrative agent for the Secured Parties (as hereinafter defined) (in such capacity, the “Administrative Agent”), CITIBANK, N.A., acting through its Agency & Trust division (“Citibank Agency & Trust”), as collateral custodian for the Secured Parties (in such capacity, the “Custodian”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and VIRTUS GROUP, LP (“Virtus”), as collateral administrator (in such capacity, the “Collateral Administrator”).

RECITALS

WHEREAS, certain of the above-named parties have entered into that certain Revolving Credit and Security Agreement, dated as of May 29, 2015 (as amended, the “Agreement”), by and among the Borrower, the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent, the Custodian and the Collateral Administrator; and

WHEREAS, pursuant to and in accordance with Section 12.01(b) of the Agreement, the parties hereto desire to amend the Agreement in certain respects as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1.          Definitions.

Each capitalized term used but not defined herein has the meaning ascribed thereto in the Agreement.

SECTION 2.          Amendments to the Agreement.

The Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Agreement attached as Exhibit A hereto.

SECTION 3.           Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein and shall not constitute a novation of the Agreement.

SECTION 4.          Representations and Warranties.

The Borrower hereby represents and warrants as of the date of this Amendment as follows:

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(a)          this Amendment and each other Facility Document entered into on the date hereof has been duly executed and delivered by it;

(b)          this Amendment and each other Facility Document entered into on the date hereof constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(c)          there is no Event of Default or Default that is continuing or would result from entering into this Amendment.

SECTION 5.          Conditions to Effectiveness.

The effectiveness of this Amendment shall be subject to the receipt by the Administrative Agent of (i) executed counterparts of this Amendment and (ii) a Beneficial Ownership Certification in respect of the Borrower.

SECTION 6.          Miscellaneous.

(a)          This Amendment is a Facility Document for all purposes of the Agreement. This Amendment may be executed in any number of counterparts (including by facsimile or electronic mail), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)          The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)          This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d)          The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e)          Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f)          This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g)          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(h)          The Administrative Agent authorizes and directs the Collateral Agent, the Collateral Administrator and the Custodian to enter into this Amendment.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

COOPER RIVER LLC, as Borrower

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Financial Officer

FS INVESTMENT CORPORATION II, as Collateral Manager

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Financial Officer

Fifth Amendment to Revolving Credit and Security Agreement

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CITIBANK, N.A., as Administrative Agent and a Lender

By:	/s/ Victoria Chant
Name: Victoria Chant
Title: Vice President

Fifth Amendment to Revolving Credit and Security Agreement

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GUARDIANS OF NEW ZEALAND SUPERANNUATION AS MANAGER AND ADMINISTRATOR OF THE NEW ZEALAND SUPERANNUATION FUND IN ACCORDANCE WITH THE NEW ZEALAND SUPERANNUATION AND RETIREMENT INCOME ACT 2001, as a Lender

By:	/s/ Deborah Bush
Name: Deborah Bush
Title: Authorised Signatory

Fifth Amendment to Revolving Credit and Security Agreement

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CITIBANK, N.A., as Collateral Agent

By:	/s/ Vajerie Delgado
Name: Vajerie Delgado
Title: Senior Trust Officer

VIRTUS GROUP, LP, as Custodian and as Collateral Administrator

By:	/s/ Mirna Herr
Name: Mirna Herr
Title: Partner

Fifth Amendment to Revolving Credit and Security Agreement

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Exhibit A

[attached]

Fifth Amendment to Revolving Credit and Security Agreement

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EXECUTION VERSION

FIFTH AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of November 30, 2018 (this “Amendment”), is entered into by and among COOPER RIVER LLC, a Delaware limited liability company, as borrower (the “Borrower”), the LENDERS party hereto, CITIBANK, N.A. (“Citibank”), as administrative agent for the Secured Parties (as hereinafter defined) (in such capacity, the “Administrative Agent”), CITIBANK, N.A., acting through its Agency & Trust division (“Citibank Agency & Trust”), as collateral custodian for the Secured Parties (in such capacity, the “Custodian”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and VIRTUS GROUP, LP (“Virtus”), as collateral administrator (in such capacity, the “Collateral Administrator”).

RECITALS

WHEREAS, certain of the above-named parties have entered into that certain Revolving Credit and Security Agreement, dated as of May 29, 2015 (as amended, the “Agreement”), by and among the Borrower, the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent, the Custodian and the Collateral Administrator; and

WHEREAS, pursuant to and in accordance with Section 12.01(b) of the Agreement, the parties hereto desire to amend the Agreement in certain respects as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1.          Definitions.

Each capitalized term used but not defined herein has the meaning ascribed thereto in the Agreement.

SECTION 2.          Amendments to the Agreement.

The Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Agreement attached as Exhibit A hereto.

SECTION 3.          Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein and shall not constitute a novation of the Agreement.

SECTION 4.          Representations and Warranties.

The Borrower hereby represents and warrants as of the date of this Amendment as follows:

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Fifth Amendment to Revolving Credit and Security Agreement

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(a)          this Amendment and each other Facility Document entered into on the date hereof has been duly executed and delivered by it;

(b)          this Amendment and each other Facility Document entered into on the date hereof constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(c)          there is no Event of Default or Default that is continuing or would result from entering into this Amendment.

SECTION 5.          Conditions to Effectiveness.

The effectiveness of this Amendment shall be subject to the receipt by the Administrative Agent of (i) executed counterparts of this Amendment and (ii) a Beneficial Ownership Certification in respect of the Borrower.

SECTION 6.          Miscellaneous.

(a)          This Amendment is a Facility Document for all purposes of the Agreement. This Amendment may be executed in any number of counterparts (including by facsimile or electronic mail), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)          The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)          This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d)          The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e)          Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f)          This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g)          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(h)          The Administrative Agent authorizes and directs the Collateral Agent, the Collateral Administrator and the Custodian to enter into this Amendment.

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Fifth Amendment to Revolving Credit and Security Agreement

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Fifth Amendment to Revolving Credit and Security Agreement

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

COOPER RIVER LLC, as Borrower

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Financial Officer

FS INVESTMENT CORPORATION II, as Collateral Manager

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Financial Officer

Fifth Amendment to Revolying Credit and Security Agreement

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CITIBANK, N.A., as Administrative Agent and a Lender

By:	/s/ Victorria Chant
Name: Victorria Chant
Title: Vice President

Fifth Amendment to Revolving Credit and Security Agreement

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GUARDIANS OF NEW ZEALAND SUPERANNUATION AS MANAGER AND ADMINISTRATOR OF THE NEW ZEALAND SUPERANNUATION FUND IN ACCORDANCE WITH THE NEW ZEALAND SUPERANNUATION AND RETIREMENT INCOME ACT 2001, as a Lender

By:	/s/ Deborah Bush
Name: Deborah Bush
Title: Authorised Signatory

Fifth Amendment to Revolving Credit and Security Agreement

AmericasActive:12897895.3

CITIBANK, N.A., as Collateral Agent

By:	/s/ Vajerie Delgado
Name: Vajerie Delgado
Title: Senior Trust Officer

VIRTUS GROUP, LP, as Custodian and as Collateral Administrator

By:	/s/ Mirna Herr
Name:Mirna Herr
Title:Partner

Fifth Amendment to Revolving Credit and Security Agreement

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Exhibit A

[attached]

Fifth Amendment to Revolving Credit and Security Agreement

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Conformed through ~~Fourth~~Fifth Amendment

AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

among

COOPER RIVER LLC,

as Borrower,

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

CITIBANK, N.A.,

as Administrative Agent,

CITIBANK, N.A.

(acting through its Agency & Trust division),

as Custodian and as Collateral Agent,

and

VIRTUS GROUP, LP,

as Collateral Administrator

Dated as of May 29, 2015

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and (y) less than 85% of the Cash Interest Coverage Ratio with respect to such Collateral Loan, that was most recent at the time when such Collateral Loan was acquired by the Borrower;

(c)          a default as to all or any portion of one or more payments of principal and/or interest has occurred (i) with respect to such Collateral Loan (giving effect to any grace period applicable thereto but in no event exceeding five (5) Business Days past the applicable due date) or (ii) under any other debt obligation of such Obligor which is senior or pari passu in right of payment to such Collateral Loan (giving effect to any grace period applicable thereto but in no event exceeding five (5) Business Days past the applicable due date);

(d)          a Material Modification with respect to such Collateral Loan has occurred;

(e)          the Collateral Manager has determined in accordance with the Collateral Management Standard that such Collateral Loan is on a non-accrual status or is not collectible; or

(f)          an Insolvency Event (without giving effect to any grace period set forth in such definition) with respect to the related Obligor of such Collateral Loan has occurred.

“Assignment and Acceptance” means an Assignment and Acceptance in substantially the form of Exhibit D hereto, entered into by a Lender, an assignee, the Administrative Agent and, if applicable, the Borrower.

“Authorized Person(s)” has the meaning assigned to such term in Section 13.07(d)(i).

“Bankruptcy Code” means the United States Bankruptcy Code.

“Base Rate” means, on any date, a fluctuating interest rate per annum equal to the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% or (c) the LIBOR Rate for a one-month period plus 1.0%. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer of any Agent or any Lender. Interest calculated pursuant to clauses (a), (b) and (c) above will be determined based on a year of 360 days and actual days elapsed.

“Basic Documents” means the Facility Documents, the Independent Manager Agreement, the Merger Agreement, and all documents and certificates contemplated thereby or delivered in connection therewith.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in a form as agreed to by the Administrative Agent.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Block Notice” has the meaning assigned to such term in Section 13.04(b).

“Borrower” has the meaning assigned to such term in the introduction to this Agreement.

“Borrower Advisors” means the Collateral Manager, the Collateral Advisor and the Sub-Advisor.

“Borrower Information” has the meaning assigned to such term in Section 12.09.

“Borrowing” has the meaning assigned to such term in Section 2.01.

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if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it; provided that, if at any time a Lender is borrowing overnight funds from a Federal Reserve Bank that day, the Federal Funds Rate for such Lender for such day shall be the average rate per annum at which such overnight borrowings are made on that day as promptly reported by such Lender to the Borrower and the Agents in writing. Each determination of the Federal Funds Rate by a Lender pursuant to the foregoing proviso shall be conclusive and binding except in the case of manifest error.

“Fifth Amendment Effective Date” means November 30, 2018.

“Final Maturity Date” means the earliest to occur of (i) the date designated by the Borrower (or the Collateral Manager on its behalf) as the Final Maturity Date upon not less than five (5) Business Days’ prior notice to the Administrative Agent, the Collateral Agent, the Lenders, the Collateral Administrator and the Custodian; (ii) the second anniversary of the last day of the Reinvestment Period; and (iii) the date of acceleration of amounts due and payable hereunder pursuant to Section 6.02; provided, that, in the case of the foregoing clauses (i) and (ii), if such day is not a Business Day, then the Final Maturity Date shall be the next succeeding Business Day.

“Final Order” means an order, judgment, decree or ruling the operation or effect of which has not been stayed, reversed or amended and as to which order, judgment, decree or ruling (or any revision, modification or amendment thereof) the time to appeal or to seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.

“Financial Asset” has the meaning specified in Section 8-102(a)(9) of the UCC.

“Firm Bid” means with respect to any Collateral Loan, a good and irrevocable bid for value, to purchase the par amount of such Collateral Loan, expressed as a percentage of the par amount of such Collateral Loan and exclusive of accrued interest and premium, for scheduled settlement substantially in accordance with the then-current market practice in the principal market for such Collateral Loan, as determined by the Administrative Agent, submitted as of 11:00 a.m. (New York time) or as soon as practicable thereafter. The Administrative Agent shall be entitled to disregard any Firm Bid submitted by a broker-dealer (a) if, in the Administrative Agent's commercially reasonable judgment, (i) such broker-dealer may be ineligible to accept assignment or transfer of the par amount of such Collateral Loan substantially in accordance with the then-current market practice in the principal market for such Collateral Loan, as determined by the Administrative Agent, or (ii) such broker-dealer would not, through the exercise of its commercially reasonable efforts, be able to obtain any consent required under the Related Documents for such Collateral Loan to the assignment or transfer to such broker-dealer of the par amount of such Collateral Loan or (b) if the Administrative Agent determines that such Firm Bid is not bona fide, including, without limitation, due to (i) the insolvency of the bidder, (ii) the inability, failure or refusal of the bidder to settle the purchase of the par amount of such Collateral Loan or otherwise settle transactions in the relevant market or perform its obligations generally or (iii) the Administrative Agent not having pre-approved trading lines with the broker-dealer that would permit settlement of the sale to such broker-dealer of the par amount of such Collateral Loan.

“First Lien Obligation” means any loan (and not a bond or similar security) that meets the following criteria:

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“Qualified Institution” means a depository institution or trust company organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) that has either (A) a long-term unsecured debt rating of “BBB” or better by S&P and “A3” or better by Moody’s or (B) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by Moody’s, (ii) the parent corporation of which has either (A) a long-term unsecured debt rating of “BBB” or better by S&P and “A3” or better by Moody’s or (B) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” or better by Moody’s or (iii) is otherwise acceptable to the Administrative Agent.

“Qualified Purchaser” has the meaning assigned to such term in Section 12.06(e).

“Quarterly Date” means each January 15, April 15, July 15 and October 15, commencing with the first such date in July, 2015.

“Register” has the meaning assigned to such term in Section 12.06(d).

“Regulation T”, “Regulation U” and “Regulation X” mean Regulation T, U and X, respectively, of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Reinvestment Period” means the period from and including the Closing Date to and including the earliest of (a) ~~November 30, 2018~~March 31, 2019 (or such later date as may be agreed by the Borrower and the Lenders); and (b) the date of the termination of the Commitments pursuant to Section 6.02.

“Related Documents” means, with respect to any Collateral Loan, all agreements or documents evidencing, securing, governing or giving rise to such Collateral Loan.

“Replacement Lender” has the meaning assigned to such term in Section 2.16(a). “Requested Amount” has the meaning assigned to such term in Section 2.02.

“Required Lenders” means, as of any date of determination, Lenders whose aggregate principal amount of Advances Outstanding plus unused Commitments aggregate more than 50% of the aggregate amount of the Commitments (used and unused) or, if the Commitments have expired or been terminated or otherwise reduced to zero, the aggregate principal amount of all Advances Outstanding; provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders Advances owing to such Defaulting Lender and such Defaulting Lender’s unfunded Commitments.

“Required Loan Documents” means, for each Collateral Loan:

(a)          an executed copy of the assignment, if applicable, for such Collateral Loan;

(b)          other than in the case of a Noteless Loan, the original executed Underlying Note endorsed by the issuer or the prior holder of record of such Collateral Loan in blank or to the Borrower;

(c)          an executed copy of the Underlying Loan Agreement, together with a copy of all amendments and modifications thereto;

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(vi)        the Collateral constitutes Money, Cash, accounts (as defined in Section 9-102(a)(2) of the UCC), Instruments, general intangibles (as defined in Section 9-102(a)(42) of the UCC), Uncertificated Securities, Certificated Securities or security entitlements to financial assets resulting from the crediting of financial assets to a “securities account” (as defined in Section 8-501(a) of the UCC) or supporting obligations;

(vii)       all Covered Accounts constitute “securities accounts” under Section 8-501(a) of the UCC or “deposit accounts” as defined in Section 9-102 of the UCC;

(viii)      this Agreement creates a valid, continuing and, upon Delivery of Collateral, execution of the Account Control Agreement and filing of the financing statements referenced in clause (xi) below, perfected security interest (as defined in Section 1-201(37) of the UCC) in the Collateral in favor of the Collateral Agent, for the benefit and security of the Secured Parties, which security interest is prior to all other Liens and claims (other than Permitted Liens) and is enforceable as such against creditors of and purchasers from the Borrower, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(ix)         the Borrower has received all consents and approvals required by the terms of the Related Documents in respect of such Collateral to the pledge hereunder to the Collateral Agent of its interest and rights in such Collateral;

(x)          with respect to the Collateral that constitutes Security Entitlements, all such Collateral has been and will have been credited to the applicable Covered Account; and

(xi)         with respect to Collateral that constitutes accounts or general intangibles, the Borrower has caused or will have caused, on or within twenty (20) days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Collateral granted to the Collateral Agent, for the benefit and security of the Secured Parties, hereunder (which the Borrower hereby agrees may be an “all asset” filing).

(p)          Material Adverse Effect. Since its date of formation, no event or condition has occurred with respect to the Borrower that constitutes a Material Adverse Effect.

(q)          Special Purpose Provision. From and including its date of formation to but excluding the Closing Date, the Borrower has complied in all material respects with its Constituent Documents and the activities described in Section 5.1(l) of the Existing Credit Agreement. From and including the Closing Date, the Borrower has complied in all material respects with its Constituent Documents and the activities described in Section 5.03 hereof.

(r)          Beneficial Ownership Certification.    As of the Fifth Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

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ARTICLE V

COVENANTS

Section 5.01.         Affirmative Covenants of the Borrower

Custodian, the Securities Intermediary and the Lenders (and each of their respective employees, representatives or other agents) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to them relating to such tax treatment and tax structure. The foregoing provision shall apply from the beginning of discussions between the parties. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. tax treatment of the transaction under applicable U.S. federal, state or local law, and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. tax treatment of the transaction under applicable U.S. federal, state or local law.

(j)          Collections. The Borrower shall direct all Obligors (and related paying agents) to pay all Collections directly to the Collection Account.

(k)          Priority of Payments. The Borrower shall instruct in writing (or cause the Collateral Manager to instruct in writing) the Collateral Agent to apply all Interest Proceeds and Principal Proceeds solely in accordance with the Priority of Payments and the other provisions of this Agreement.

(l)          Acquisition of Collateral Loans from the Equityholder. Any acquisition of Collateral Loans by the Borrower from the Equityholder shall be effected pursuant to the Sale Agreement and subject in all respects to the terms and conditions set forth therein.

(m)          Calculation of Borrowing Base. The Borrower shall calculate (or cause the Collateral Manager to calculate) the Borrowing Base on the last Business Day of each calendar week or, if requested by the Administrative Agent in its sole discretion, on each Business Day.

(n)          Beneficial Ownership Regulation.         Promptly following any request therefor, the Borrower shall deliver to the Administrative Agent information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with the Beneficial Ownership Regulation. The Borrower shall deliver to the Administrative Agent prompt written notice of any change in the information provided in the Beneficial Ownership Certification delivered to the Administrative Agent that would result in a change to the list of beneficial owners identified in such certification.

Section 5.02.         Negative Covenants of the Borrower

The Borrower covenants and agrees that, until the Final Maturity Date (and thereafter until the date that all Obligations, other than contingent indemnification and reimbursement obligations for which no claim has been asserted, have been paid in full):

(a)          Restrictive Agreements. It shall not enter into or suffer to exist or permit to become effective any agreement that prohibits, limits or imposes any condition upon its ability to create, incur, assume or suffer to exist any Lien (other than Permitted Liens) upon any of its property or revenues constituting Collateral, whether now owned or hereafter acquired, to secure its obligations under the Facility Documents other than this Agreement and the other Facility Documents or to perform its obligations under the Facility Documents to which it is a party.

(b)          Liquidation; Merger; Sale of Collateral. It shall not consummate any plan of liquidation, dissolution, division, partial liquidation, merger or consolidation (or suffer any liquidation, dissolution or partial liquidation) nor sell, transfer, exchange or otherwise dispose of any of its assets (other than dispositions permitted under this Agreement), or enter into an agreement or commitment to do so or enter into or engage in any business with respect to any part of its assets, except as expressly permitted by this

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